Exhibit 10.2

SEVENTH AMENDMENT AND GUARANTOR JOINDER TO LOAN AND GUARANTY AGREEMENT

This SEVENTH AMENDMENT TO LOAN AND GUARANTY AGREEMENT (“Amendment”) is dated as of December 2, 2025 (the “Execution Date”), and is entered into by and among AULT & COMPANY, INC., a Delaware corporation (“Borrower”), Alliance Cloud Services, LLC, Delaware limited liability company (the “Michigan Property Owner”), SENTINUM, Inc., a Nevada corporation (“Sentinum”), HYPERSCALE DATA, INC. (F/K/A AULT ALLIANCE, INC.), a Delaware corporation (“Ault Alliance”), Ault AVIATION, LLC, a Nevada limited liability company (“Aviation”), BNI MONTANA, LLC, a Delaware limited liability company (“BNI”), AULT Lending, LLC, a California limited liability company (“Ault Lending”), AULT GLOBAL REAL ESTATE EQUITIES, INC., a Nevada corporation (“AG”), AULT CAPITAL GROUP, INC., a Nevada corporation (“ACG”), Milton “Todd” Ault, III, a natural person (“Personal Guarantor” and together with the Michigan Property Owner, Sentinum, Ault Alliance, Aviation, BNI, Ault Lending, AG and ACG collectively, “ Guarantors” and each, a “Guarantor”), JGB CAPITAL, LP, a Delaware limited partnership, JGB PARTNERS, LP, a Delaware limited partnership and JGB (CAYMAN) BUCKEYE LTD., a Cayman Islands exempted company (collectively, “Lenders”, and each, a “Lender”), and JGB COLLATERAL LLC, as administrative agent and collateral agent for Lenders (in such capacity, together with its successors, “JGB Agent”).

RECITALS:

WHEREAS, JGB Agent, the Lenders, Borrower, and Guarantors have entered into that certain Loan and Guaranty Agreement, dated as of December 14, 2023 (as amended by that certain First Amendment to the Loan and Guaranty Agreement dated as of April 15, 2024, as further amended by that certain Second Amendment to Loan and Guaranty Agreement, dated May 15, 2024, as further amended by that certain Third Amendment to Loan and Guaranty Agreement, dated July 25, 2024, as further amended by that certain Fourth Amendment to Loan and Guaranty Agreement, dated August 16, 2024, as further amended by that certain Fifth Amendment to Loan and Guaranty Agreement, dated September 17, 2024, as further amended by that certain Sixth Amendment to Loan And Guaranty Agreement, dated March 7, 2025, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Terms used herein and not otherwise defined herein are used as defined in the Credit Agreement;

WHEREAS, JGB Capital, LP, JGB Partners, LP and JGB Capital Offshore Ltd. (collectively, “Noteholders”) have purchased convertible notes in the original principal amount of $10,640,000 (the “Convertible Notes”) of Ault Alliance pursuant to a Note Purchase Agreement (the “Note Purchase Agreement”), dated of even date herewith, by and among Noteholder, as purchasers, Ault Alliance, as issuer, and Borrower, Alliance Cloud, Sentinum and BNI, as guarantors (in such capacity, the “Note Guarantors”);

WHEREAS, Ault Alliance’s and the Note Guarantors’ obligations under the Note Purchase Agreement and Convertible Notes will be guaranteed by the Borrower and the Guarantors and secured by a second ranking lien in the Collateral (as defined in the Note Purchase Agreement) in favor of JGB Collateral, LLC, as collateral agent for the Noteholder (the “Convertible Note Security Interests”);

WHEREAS, the Lenders, the Agent, the Borrower and the Guarantors now desire to amend certain provisions of the Credit Agreement to permit the Ault Alliance and the Note Guarantors to grant the Convertible Note Security Interests and incur the obligations contemplated by the Note Purchase Agreement and Convertible Notes (the “Note Obligations”).

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.        Amendments to Credit Agreement.

(b)       Exhibit A to the Credit Agreement is amended by adding the following definitions in appropriate alphabetical order:

“Convertible Note” means the convertible notes issued pursuant to the Note Purchase Agreement.

“Note Purchase Agreement” means the Note Purchase Agreement, dated November 28, 2025, by and among (x) Ault Alliance, as issuer of the Convertible Notes, (y) JGB Capital, LP, JGB Partners, LP and JGB Capital Offshore Ltd., as purchasers of the Convertible Notes, and (z) Borrower, Alliance Cloud, Sentinum and BNI.

(c)       The definition of “Permitted Indebtedness” set forth on Exhibit A to the Credit Agreement is amended and restated as follows:

““Permitted Indebtedness” means:

(a)       each Loan Party’s Indebtedness under this Agreement and the other Loan Documents;

(b)       Indebtedness existing on the Closing Date;

(c)       Subordinated Debt;

(d)       lease obligations and purchase money indebtedness of up to $2,500,000, in the aggregate, incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets;

(e)       trade accounts payable incurred in the ordinary course of business;

(f)       endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

(g)       vendor payment guarantees entered into in the ordinary course of business and consistent with past practices;

(h)       Indebtedness in respect of obligations relating to corporate credit cards, purchase cards or bank card products;

(i)       Unsecured Indebtedness consisting of intercompany loans and advances among the Loan Parties and their Subsidiaries;

(j)       the obligations of the Borrower and the Guarantors under the Note Purchase Agreement and the Convertible Notes;

(k)       Indebtedness not otherwise permitted pursuant to this defined term, in an aggregate amount outstanding not to exceed Two Hundred Fifty Thousand dollars ($250,000).”

(d)       The definition of “Permitted Lien” set forth on Exhibit A to the Credit Agreement is amended and restated as follows:

“Permitted Liens” means:

(l)       Liens arising under the other Loan Documents;

(m)       Liens existing on the Closing Date and shown on Schedule 6.3 or as set forth in the Title Policies;

(n)       Liens of Ault Lending in the Michigan Property subject always to the Michigan Subordination Agreement;

(o)       Liens for taxes, fees, assessments or other government charges or levies, either not yet delinquent;

(p)       Liens in favor of JGB Collateral, LLC, as collateral agent under the Convertible Notes and Note Purchase Agreement;

(q)       Liens arising from leases or subleases of real property granted in the Ordinary Course of Business of such Person; and

(r)       mechanics, materialmen’s and similar Liens with respect to any amounts not yet due and payable, but in no event to exceed $200,000 in the aggregate at any time.”

2.        Covenants.

(a)       This Amendment has been duly executed by a Responsible Officer of each applicable Loan Party and each other relevant party.

(b)       The Borrowers and Guarantors understand and agree that as of the Effective Date, the aggregate principal amount of the outstanding Term Loan shall be increased by an aggregate amount equal to $300,000 and after accounting for such increase, the aggregate principal amount of the outstanding Term Loan shall equal $39,618,919.

3.        Releases. In further consideration of Lenders’ and JGB Agent’s execution of this Amendment, each Loan Party, on behalf of itself and its successors, assigns, parents, subsidiaries, affiliates, officers, directors, employees, agents and attorneys, hereby forever, fully, unconditionally and irrevocably waives and releases Lender and Agent and their respective successors, assigns, parents, subsidiaries, affiliates, officers, directors, employees, attorneys and agents (collectively, the “Releasees”) from any and all claims, liabilities, obligations, debts, causes of action (whether at law or in equity or otherwise), defenses, counterclaims, setoffs, of any kind, whether known or unknown, whether liquidated or unliquidated, matured or unmatured, fixed or contingent, directly or indirectly arising out of, connected with, resulting from or related to any act or omission by any Releasee, on or prior to the date hereof, with respect to the Loan Documents, the transactions contemplated thereby or any enforcement or attempted enforcement of the Loan Documents by any Releasee (collectively, the “Claims”). Each Loan Party further agrees that it shall not commence, institute, or prosecute any lawsuit, action or other proceeding, whether judicial, administrative or otherwise, to prosecute, collect or enforce any Claim.

4.       Affirmations. Each Loan Party acknowledges and agrees:

(a)       the Loan Documents are legal, valid, binding and enforceable against each Loan Party accordance with their respective terms;

(b)       each Loan Party’s respective obligations under the Loan Documents are not subject to any setoff, deduction, claim, counterclaim or defenses of any kind or character whatsoever;

(c)       JGB Agent (for the benefit of the Lenders) has valid, enforceable and perfected security interests in and liens on the collateral described in the Loan Documents (including the Segregated Account), as to which there are no setoffs, deductions, claims, counterclaims, or defenses of any kind or character whatsoever; and

(d)       Lenders and JGB Agent have fully and timely performed all of their respective obligations and duties in compliance with the Loan Documents and applicable law, and have acted reasonably, in good faith and appropriately under the circumstances.

5.        Severability. The illegality or unenforceability of any provision of this Amendment shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment.

6.        References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in any of this Amendment, the Credit Agreement or any other Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby and as further amended, modified, restated, supplemented or extended from time to time.

7.        Captions. Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

8.        Ratification. Except as expressly modified by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. This Amendment constitutes the entire agreement, and supersedes all prior understandings and agreements, among the parties relating to the subject matter hereof. For the avoidance of all doubt, the Amendment Charge is not in substitution of any payments (whether for principal or interest) or required contributions to the Segregated Account, in each case, in accordance with the Loan Documents.

9.        Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

10.       Disclosure. Ault Alliance will disclose the material terms of this Amendment and the transactions contemplated hereby and thereby by not later than 5:30 p.m. (New York City time) on the fourth Trading Day following the date hereof by means of a Current Report on Form 8-K (a “Report”) filed with the Commission. The Report shall include as exhibits this Amendment. From and after the filing of the Report with the Commission, Ault Alliance acknowledges and agrees that the Lenders shall not be in possession of any material, nonpublic information received from Ault Alliance, any of its Subsidiaries or any of their respective officers or directors or Affiliates.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

BORROWER:

AULT & COMPANY, INC.

By: ________________________________
Name: Milton C. Ault, III
Title: Chief Executive Officer

GUARANTORS:

AULT LENDING, LLC

By: ________________________________
Name: William B. Horne
Title: Chief Executive Officer

MILTON C. AULT, III

By: ________________________________

HYPERSCALE DATA, INC.

By: ________________________________
Name: Milton C. Ault, III
Title: Executive Chairman

SENTINUM, INC.

By: ________________________________
Name: William B. Horne
Title: Chief Executive Officer

Signature Page to Sixth Amendment and Joinder to Loan and Guaranty Agreement

ALLIANCE CLOUD SERVICES, LLC

By: ALLIANCE CLOUD MANAGEMENT, LLC, its manager

By: AC MANAGEMENT, INC., its managing member

By: ________________________________
Name: Jay Looney
Title: Chief Executive Officer

AULT AVIATION, LLC

By: AULT ALLIANCE, INC., its managing member

By: ________________________________
Name: Milton C. Ault, III
Title: Executive Chairman

BNI MONTANA, LLC

By: SENTINUM, INC., its manager

By: ________________________________
Name: William B. Horne
Title: Chief Executive Officer

AULT GLOBAL REAL ESTATE EQUITIES, INC.

By: ________________________________
Name: Henry C.W. Nisser
Title: President

AULT CAPITAL GROUP, INC.

By: ________________________________
Name: Milton C. Ault, III
Title: Executive Chairman

Signature Page to Sixth Amendment and Joinder to Loan and Guaranty Agreement

JGB AGENT:
JGB COLLATERAL LLC

By:
Name:	Brett Cohen
Title:	President

Signature Page to Sixth Amendment and Joinder to Loan and Guaranty Agreement